Investor Presentation Leading Home Health & Hospice August 2013 clinical quality innovative care models better communities Exhibit 99.1

Forward-looking Statements

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This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on
Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K, copies of which are available on the Amedisys internet website
http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.

Company Overview

•
Founded in 1982, publicly listed 1994
•
503 care centers in 37 states
•
14,700 employees
•
Projected revenue in 2013 of approximately $1.3
billion
•
Largest provider of skilled home health services
•
4 largest hospice business
1
For the quarter ended June 30, 2013
1
th

Business Segments

Business
Segment
% of
Revenue Reimbursement Type
HH - Medicare 65%
Paid episodically (over a 60-
day episode of care)
HH – Non-Medicare 15%
Majority paid per visit;
remainder paid episodically
Hospice 20%
Mainly Medicare; paid at a
daily rate
1
Revenue mix based on 2Q13 revenue
15%
20%
65%
HH
- Medicare
HH
- - Medicare Non
Hospice
Revenue Mix
1

WASHINGTON
OREGON
CALIFORNIA
NEVADA
IDAHO
MONTANA
WYOMING
UTAH
ARIZONA
COLORADO
NEW MEXICO
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
MINNESOTA
IOWA
MISSOURI
ARKANSAS
LOUISIANA
WISCONSIN
ILLINOIS
MISSISSIPPI
MICHIGAN
INDIANA
OHIO
PENNSYLVANIA
NEW YORK
MAINE
NEW HAMPSHIRE
VERMONT
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
WASHINGTON, D.C.
MARYLAND
WEST VIRGINIA
VIRGINIA
KENTUCKY
TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
ALABAMA
GEORGIA
FLORIDA
PUERTO RICO

Amedisys®

Care Center Locations 1 5 Home Health Care Centers (409) Hospice Care Centers (94) 1 As of June 30, 2013, includes care centers currently held for sale

Estimated Market Share – Medicare Revenue

13.6%
13.6%
Note: Estimated market share of total 2011 Medicare reimbursement
Home Health Hospice
1.5%
12.1%
45.2%
7.8%
33.4%
7.9%
56.8%
12.5%
17.1%
5.7%
Amedisys
For Profit
Non-Profit
Public Peers
Hospital-based
Amedisys
For Profit
Non-Profit
Public Peers
Hospital-based

Home Health/Hospice Medicare Spend
Home Health Source: CBO March 2013 Baseline report (10 year CAGR)
Hospice Source: 2011 actual hospice spending with growth rate based on “Other Services” section of CBO March 2013 Baseline report (10 year CAGR)
Population growth estimates provided by Tetrad; CAGR is for 2012-2017 (5 years)
Compound Annual Growth Rates (CAGR)
Home Health Expenditures = 4.4%
Hospice Expenditures = 5.2%
65+ Population = 3.6%
75+ Population = 2.6%
Hospice Home Health
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
$30
$25
$20
$15
$10
$5
$-
15
19 19
15
16
20
21
17
17
21
22
19
20
24
21
25
27
22
24
28

Medicare Reimbursement

-1.5%
-2.0%
-2.4%
-5.2%
1.9%
-6.0% -3.0% 0.0% 3.0% 6.0%
2014 - Proposed
2013
2012
2011
2010
-2.3%
-4.2%
Home Health
Industry AMED Specific
• 2014 final rule (rebasing)
• Sustainable growth rate legislation
(Doc Fix)
• Co-payment proposals
• Hospice rebasing (U-shaped
reimbursement)
• Nursing home reimbursement
1.1%
-1.1%-
2.4%
1.8%
1.4%
-6.0% -3.0% 0.0% 3.0% 6.0%
2014 - Final
2013
2012
2011
2010
Hospice
Industry AMED Specific
Reimbursement Considerations
Reimbursement Considerations

Favorable Long Term Trends
•
Compelling demographics
•
Patient preference
•
Low cost of care delivery
•
Increased payor and hospital focus
9
Inpatient
Hospital LTAC IRF SNF Hospice
Home
Health
Average Cost of Stay $11,700 $38,664 $17,398 $11,728 $11,321 $5,257
Average Length of Stay 5 days 26 days 13 days 27 days 86 days 120 days
Average Per Diem Cost $2,388 $1,470 $1,338 $431 $132 $44
Source: MedPAC March 2013 report; hospital information is for inpatient facilities only and is estimated based on patient discharges

Traditional Home Health and Hospice

Current
Business
Dynamics
Issues
• Fee for service based
• High volume / low margins
• “Retail” relationships
• Patients with multiple
conditions and physicians
• Poor coordination /
communication
• Misaligned incentives
• Minimal data interchange
• Regulatory limitations on
services
• Limited physician
coordination

Future Trends

Coordinated Care
Management
• Aligned incentives
• Data exchange
• Communications
• Care Protocol
• Outcome focused
• Value driven
Home
Health
Patient
Home
Hospice
Post-Acute
Facilities
Payors Physicians
Hospitals
Informal
Care Givers

Care Management Initiatives
•
Patient care management
•
Shared service care centers
•
Bundled payment initiatives
•
Next generation operating system
•
Other
–
ACO partnerships
–
Enterprise-level relationships
–
Palliative care and medical home

Patient Care Management

•
“Right Care. Right Time.  Right Place.”
•
Centralized support
– Local clinical decisions
– Exception reporting
•
Recertification review
– Attainment of patient goals
– Physician orders or medication changes
– Hospitalization during episode
•
Utilization focus
– Reduce care plan variability
– Patient outcome driven

Shared Service Model
• All care centers organized into shared service centers
– 40 shared service centers currently operating
– Completed by the end of 2013
14
Quality Care
Operational
Efficiency
Leadership
•
Clinical resource support
•
Consistency in care delivery/training
•
POD leadership supporting all care centers
•
Improved leadership turnover coverage
CC 1
CC 2
CC 3
CC 4 CC 5
CC 6
CC7
POD
•
Centralized functions (on-call, intake, scheduling)
•
Specialty clinician productivity
•
Scheduling efficiency

Bundles
•
CMS Bundled Payment for Care Initiative (BPCI) program
– Amedisys focused on Model 3 (post-acute)
– CMS to set target price for relevant services during bundle
– Awardees share savings and “at risk” for costs greater than target
•
Amedisys in awardee process in 5 regions
– Currently in Phase I -- a no-risk reporting and ramp-up period
– “At Risk” period starts Oct. 2013 or Jan. 2014
– Developing partnerships with hospitals/other partners to manage
•
Also focused on ACOs and Model 2 bundles

AMS3 Operating System
•
4Q13       Development complete / implementation begins
•
Migrating to .Net platform     Existing platform sun setting
•
Benefits of proprietary system
–
Low incremental spend
–
Ongoing flexibility and customization
•
Enhancements over existing system
–
Greater clinician productivity
–
Superior clinical management engine
–
Care center efficiencies
–
Interoperability
–
Billing efficiencies
–
Expect $10-$15M in net annual savings after fully rolled out

Capital Expenditures

100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2008 2009 2010 2011 2012 2013
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
3.8%
3.2%
3.0%
4.0%
2.4%
2.4%
28.4
36.4
64.0
44.4
48.3
47.5
Capex
% of Rev
PeopleSoft
IT Security
AMS3 Development

Summary Financial Results

(Continuing operations only for quarterly numbers.  $ in
millions, except per share data)
2011
(1)
2012
(1)
2Q12
(2)
2Q13
(2)
Adjusted Net Revenue $ 1,464 $ 1,488 $363 $313
Gross Margin %  46.7% 43.5% 44.2% 43.8%
Adjusted EBITDA $ 157 $ 103 $27 $19
Adjusted EBITDA Margin  10.7% 6.9% 7.3% 6.1%
Adjusted EPS $2.29 $1.08 $0.29 $0.17
1. The financial results for the years 2012 and 2011 are adjusted for certain items incurred in 2012 and 2011 and should be considered non-GAAP financial measures.  A reconciliation of these non-GAAP financial measures is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange Commission on March 12, 2013.
2. The financial results for the three-month period ended June 30, 2013 and June 30, 2012 are adjusted for certain items totaling  $5.1 million and $1.4 million, respectively, and should be considered a non-GAAP financial measure.  A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our Form 8-K filed with the
Securities and Exchange Commission on July 31, 2013

Home Health Segment

($ in millions, continuing operations for 2Q numbers)
2011
(1)
2012
(1)
2Q12
(2)
2Q13
(2)
Medicare Revenue $ 1,038 $ 953 $229 $203
Non-Medicare Revenue $213 $245 $61 $46
Total Revenue $ 1,251 $ 1,198 $290 $249
Gross Margin % 46.9% 42.3% 43.1% 42.9%
Contribution $220 $124 $36 $25
Contribution % 17.6% 10.4% 12.6% 10.2%
1. Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 12, 2013.
2. Results as reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on July 31, 2013

Home Health Operating Statistics
2011
(1)
2012
(1)
2Q12
(2)
2Q13
(2)
Medicare
Admissions 202,603 200,590 48,023 47,381
Same store admissions growth (5)% 0% 2% 0%
Recertification rate 44.4% 42.2% 42.6% 36.5%
Revenue per episode $3,027 $2,874 $2,879 $2,828
Visits per episode 18.7 18.7 19.1 17.6
Non-Medicare
Admissions 73,880 93,016 23,047 18,161
Visits 1,754,255 2,074,446 523,111 378,928
1.
Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 12, 2013.
2. Results as reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on July 31, 2013.

Hospice Segment

($ in millions, continuing operations for 2Q numbers)
2011
(1)
2012
(1)
2Q12
(2)
2Q13
(2)
Total Revenue $ 218 $ 290 $73 $65
Gross Margin % 46.5% 48.3% 48.5% 47.1%
Contribution $49 $62 $17 $13
Contribution % 22.6% 21.4% 22.8% 19.7%
Operating Statistics
Total admissions 15,889 19,161 4,797 4,600
Same store revenue growth 19% 13% 22% (12%)
Average daily census (ADC) 4,197 5,427 5,402 4,939
Average length of stay (ALOS) 88 99 95 99
1. Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 12, 2013
2. Results as reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on July 31, 2013.

Summary Balance Sheet
Assets Dec. 31, 2012 Jun. 30, 2013
Cash $         15 $        30
Accounts Receivable, Net 169 125
Property and Equipment 157 157
Goodwill 210 209
Other 180 179
Total Assets $       731    $      700
Liabilities and Equity
Debt $       103 $      75
Other Liabilities 174 160
Equity 454 465
Total Liabilities and Equity $       731   $      700
Leverage Ratio 1.10x 1.01x
Days Sales Outstanding 42 34
($ in millions)

Liquidity
1
1. Availability under revolver of  $94 million
2. 1H13 scheduled debt repayment includes $20M principal payment of senior notes due in March 2013, at end of quarter $20M in senior notes remain outstanding and are due in March 2014
3. Other cash flows for 2012 include refinancing costs associated with credit agreement signed on October 26, 2012, retirement of long-term debt and acquisitions.
($ in millions)
2012A 1H13A 2013F
Cash Flow From Operations $ 69 $66 $ 100-110
Capital Expenditures 48 20 45-50
Scheduled debt repayments
2
29 28 36
Cash Flow, Net (8) 18 14-29
Beginning Cash 48 15
Other
3
(25) (3)
End Cash $   15 $30

Guidance
1. Guidance based on continuing operations excluding the effects of any one-time costs associated with our announced market exit activity or corporate expense initiatives.
2. Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on July 31, 2013.
1
2 Calendar Year 2013
Net revenue: $1.24 - $1.28 billion
EPS: $0.45 - $0.55
Diluted shares: 31.5 million

Investment Rationale
•
Favorable demographic trends
•
Positive attributes of home based care
•
IT infrastructure/scalability
•
Clinical quality and innovation
•
Strong liquidity and capital position
•
Market share capture opportunities
25
Efficient Core
Business
Care Mgmt
Solutions

Contact Information Tom Dolan SVP Finance and Treasurer Amedisys, Inc. 5959 S. Sherwood Forest Boulevard Baton Rouge, LA 70816 Office: 225.299.3391 Fax: 225.298.6435 tom.dolan@amedisys.com 26